Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.6953%



        Excess Protection Level
          3 Month Average   4.93%
          January, 1997   3.83%
          December, 1996   5.51%
          November, 1996   5.44%


        Cash Yield                                  17.09%


        Investor Charge Offs                         4.81%


        Base Rate                                    8.45%


        Over 35 Day Delinquency                      4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $23,234,782,634.76


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $3,245,155,116.27